CONCENTRATION OF RISK	6 Months Ended
Jan. 31, 2024
Risks and Uncertainties [Abstract]
CONCENTRATION OF RISK

NOTE 6 — CONCENTRATION OF RISK

Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash held in banks. The cash balance in each financial institution in the United States is insured by the FDIC up to $250,000. As of January 31, 2024, no United States account balance exceeded $250,000. The Hong Kong Deposit Protection Board pays compensation up to a limit of HKD 500,000 (approximately US$64,000) if the bank with which an individual/company holds its eligible deposit fails. As of January 31, 2024, a cash balance of $676,256 was maintained at a financial institution in Hong Kong of which approximately $612,000 was subject to credit risk. Management believes that the financial institution is of high credit quality and continually monitors its credit worthiness.

Customer concentration risk

For the six months ended January 31, 2024, two customers accounted for 68.4% and 16.9% of the Company’s total revenues.

For the six months ended January 31, 2023, four customers accounted for 23.3% 26.9%, 16.2% and 13.4% of the Company’s total revenues.

As of January 31, 2024, one customer accounted for 100% of the Company’s total accounts receivable.

Vendor concentration risk

For the six months ended January 31, 2024, two vendors accounted for 59.9% and 16.2% of the Company’s total purchases. For the six months ended January 31, 2023, four vendors accounted for 51.1%, 21.9%, 15.2%, and 11.7% of the Company’s total purchases.